  Exhibit 99.1

American Resources Corporation to Present at the April 2020 Virtual Investor Summit

– Presentation with live audio webcast on Wednesday, April 22 at 2:00 PM ET, immediately followed by an interactive Q&A session –

April 15, 2020 | Source: American Resources Corporation

FISHERS, INDIANA / ACCESSWIRE / April 15, 2020 / American Resources Corporation (NASDAQ:AREC) (“American Resources” or the “Company”), a supplier of raw materials to the rapidly growing global infrastructure marketplace with a primary focus on the extraction, processing and distribution of metallurgical carbon to the steel and specialty metals industries, today announced that Mark Jensen, Chairman and CEO of American Resources Corporation, will present at the April 2020 Virtual Investor Summit on Wednesday, April 22, 2020 at 2:00 PM ET.

A live audio webcast of the presentation will be available on the Investors section of the Company’s website (americanresourcescorp.com). Immediately following the presentation, management will participate in an interactive Q&A session with interested parties, allowing participants to type in questions and receive live responses. A webcast replay will be available two hours following the live presentation and will be accessible for one year.

To schedule a one-on-one call with management, please contact the conference at info@virtualinvestorsummit.com and for more information, please visit virtualinvestorsummit.com.

About Virtual Investor Summit

The Virtual Investor Summit is an online platform that offers both public and private companies, across multiple industries the ability to stay active and engaged with the investment community. Our inaugural summit on April 22-23, 2020 will feature company webcast presentations followed by a virtual, interactive Q&A session, allowing participants to type in questions and receive live responses. Interested participants also have the ability to request one-on-one calls with a featured company. For more information, please visit virtualinvestorsummit.com.

About American Resources Corporation

American Resources Corporation is a supplier of high-quality raw materials to the rapidly growing global infrastructure market. The Company is focused on the extraction and processing of metallurgical carbon, an essential ingredient used in steelmaking. American Resources has a growing portfolio of operations located in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical carbon deposits are concentrated.

American Resources has established a nimble, low-cost business model centered on growth, which provides a significant opportunity to scale its portfolio of assets to meet the growing global infrastructure market while also continuing to acquire operations and significantly reduce their legacy industry risks. Its streamlined and efficient operations are able to maximize margins while reducing costs. For more information visit americanresourcescorp.com or connect with the Company on Facebook, Twitter, and LinkedIn.

Special Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control. The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

PR Contact:

Precision Public Relations
Matt Sheldon
917-280-7329
matt@precisionpr.co

Investor Contact:

JTC Team, LLC
Jenene Thomas
833-475-8247
AREC@jtcir.com

Company Contact:

Mark LaVerghetta
317-855-9926 ext. 0
Vice President of Corporate Finance and Communications
investor@americanresourcescorp.com

Source: American Resources Corporation